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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report  (Date of earliest event reported)  September 30, 1998


                            BROOKS AUTOMATION, INC.
 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
             (Exact Name of Registrant as Specified in Its Charter)


     Delaware                        0-25434                      04-3040660
 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .

  (State or Other                   (Commission              (I.R.S. Employer
     Jurisdiction                   File Number)             Identification No.)
of Incorporation)


15 Elizabeth Drive, Chelmsford, Massachusetts                   01824
 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   .
  (Address of Principal Executive Offices)                    (Zip Code)


                                                            (978) 262-2400
Registrant's telephone number, including area code  .  .  .  .  .  .  .  .  .  .


 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
  (Former Name or Former Address, If Changed Since Last Report)
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ITEM 2.   ACQUISITION

     On September 30, 1998, FASTech Acquisition Corporation, a wholly-owned subsidiary of the Registrant, merged with and into FASTech Integration, Inc. ("FASTech"), a Delaware corporation, as a result of which FASTech became a wholly-owned subsidiary of the Registrant and all shares of FASTech Common Stock, $0.000002 par value per share and FASTech Preferred Stock, $0.01 par value per share issued and outstanding immediately prior to the effective time of the merger were converted into the right to receive a total of approximately 850,000 shares of the Registrant's common stock, $0.01 par value per share. The terms of the merger and the exchange of FASTech securities for the Registrant's common stock are more fully described in the Agreement and Plan of Merger (the "Merger Agreement") dated as of September 21, 1998 among the Registrant, FASTech and FASTech Acquisition Corporation. This transaction has been accounted for as a pooling of interests and has been structured as a tax-fee reorganization. The terms of this transaction and the consideration received by FASTech stockholders were the result of arm's-length negotiations between representatives of FASTech and the Registrant.

     FASTech designs, develops, markets and supports an integrated suite of manufacturing execution system workflow software products to the semiconductor, electronics and general discrete manufacturing industries.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)      Financial Statements of the Business Acquired. The following
                   ---------------------------------------------
                   historical statements of FASTech appear as Exhibits 99.1 to this Current Report on Form 8-K and are incorporated herein by this reference:

                   (i) Consolidated Financial Statements as of December 31, 1997 and 1996 and for the three years ended December 31, 1997;

                   (ii) Unaudited Consolidated Financial Statements as of June
                        30, 1998 and for the three months and six months ended June 30, 1998 and 1997.

          (b)      Pro Forma Financial Information. The following unaudited pro
                   -------------------------------
                   forma combined financial information appears as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by this reference:

                        Unaudited Pro Forma Combined Balance Sheet as of June 30, 1998 and Unaudited Pro Forma Combined Statement of Operations for the three years ended September 30, 1997 and for the nine months ended June 30, 1998 and 1997.
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(c)  Exhibits.
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               2.01               Agreement and Plan of Merger dated as of
                                  September 21, 1998 among the Registrant,
                                  FASTech Acquisition Corporation and FASTech
                                  (incorporated by reference as Exhibit 2.01 to the Registrant's Registration Statement on Form S-4 (No. 333-64037)).

              99.1 FASTech historical consolidated financial statements.

              99.2                Unaudited pro forma combined financial
                                  information.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BROOKS AUTOMATION, INC.


Date:  October 14, 1998     By: /s/ Deborah D. Fox
                               ----------------------------------------------
                               Deborah D. Fox, Chief Accounting Officer
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                                 EXHIBIT INDEX

  EXHIBIT NO.        DESCRIPTION OF EXHIBIT

       2.01 Agreement and Plan of Merger dated as of September 21, 1998 among the Registrant, FASTech Acquisition Corporation and FASTech (incorporated by reference as Exhibit 2.01 to the Registrant's Registration Statement on Form S-4 (No. 333-64037)).

       99.1          FASTech historical consolidated financial statements.

       99.2          Unaudited pro forma combined financial information.